EXHIBIT 23.2



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                              JOHN KINROSS-KENNEDY
                           CERTIFIED PUBLIC ACCOUNTANT
                          17848 Skypark Circle, Suite C
                      IRVINE, CALIFORNIA, U.S.A. 92614-6401
                              (949) 955-2522. Fax (949)724-3817
                              jkinross@zamucen.com



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


I consent to the use in the Registration Statement of Discovery Ridge Resources, Inc. on Form S-1 of my Auditor's report dated April 30, 2009, relating to the financial statements of Discovery Ridge Resources, Inc. for the period ended December 31, 2008.


/s/ John Kinross-Kennedy, CPA

July 26, 2009